UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2013


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                    000-53781                    98-0537233
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

            7117 US 31 S
          Indianapolis, IN                                          46227
(Address of Principal Executive Office)                          (Zip Code)

       Registrant's telephone number, including area code: (888) 250-2566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
          CERTAIN OFFICERS

RESIGNATION OF DIRECTOR

Effective  December  4,  2013,  Stevia  Corp.  (the  "Company"),   received  the
resignation of Rodney L. Cook as a member of the Company's Board of Directors.

APPOINTMENT OF DIRECTOR

Effective December 4, 2013, the Company's Board of Directors appointed Thomas Ong as a member of the Company's Board of Directors, to fill the vacancy resulting from the resignation of Rodney L. Cook. There is no arrangement or understanding pursuant to which Mr. Ong was appointed as a member of the Company's Board of Directors. Mr. Ong has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

PROFESSIONAL HISTORY OF MR. THOMAS ONG

Since November 1, 2011, Mr. Ong has served as our Director of Operations, Asia. Since November 6, 2009, Mr. Ong also serves as a Director of the Singapore registered farm management firm Growers Synergy Pte Ltd, an agriculture consultancy and farm management company producing and trading crops for the domestic and export markets. He is a member of the SPRING Start-up Enterprise Development Scheme (SPRING SEEDS) Investment Panel, a wholly owned subsidiary of SPRING Singapore, a statutory board under the Singapore Ministry of Trade and Industry, that provides equity-based co-financing options for Singapore-based early-stage companies. Prior to focusing on the food supply sector, Mr. Ong was a director of A.D. Venture Limited, a Singapore-registered fund investment and management company with operating arms in Hong Kong and the People's Republic of China (PRC). Previously, Mr. Ong served 5 years with the Ministry of the Environment and subsequently joined the National Environment Agency (NEA) and worked with the Economic Development Board (EDB), International Enterprise Singapore (IE Singapore), Workforce Development Agency (WDA) and related industry groups to promote high value environmental services to the domestic and international markets. Mr. Ong received his Bachelor of Business Administration from the National University of Singapore in 1995 and his Master of Science in Information Studies from Nanyang Technological University in 2000. Mr. Ong's familiarity with our operations specifically and Asian farm management generally will be of great value to our Board of Directors. STOCK GRANT

On December 4, 2013 the Company issued 1,500,000 shares to Mr. Ong, as a newly appointed member of our Board of Directors, as compensation for future services. These shares shall vest with respect to 750,000 shares of restricted stock on each of the first two anniversaries of the date of grant, subject to the director's continuous service to the Company.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2013                  STEVIA CORP.

                                        By: /s/ George Blankenbaker
                                           -------------------------------------
                                           George Blankenbaker
                                           President


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